QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.15(d)

AMENDMENT NO. 1
TO
SETTLEMENT AND PURCHASE AGREEMENT

        THIS AMENDMENT NO. 1 TO SETTLEMENT AND PURCHASE AGREEMENT (this "Amendment"), is entered into as of October 2, 2001, by and among Microsoft Corporation, a Washington corporation ("Microsoft"), MS Channel Initiatives Corp., a Nevada corporation and a wholly owned subsidiary of Microsoft ("MSCI"), divine, inc., a Delaware corporation ("divine"), and divine/Whittman-Hart, inc., an Illinois corporation and a wholly owned subsidiary of divine ("DWH").

        WHEREAS, each of Microsoft, MSCI, divine, and DWH (the "Parties") has executed that certain Settlement and Purchase Agreement dated as of September 7, 2001 (the "Agreement");

        WHEREAS, marchFIRST Consulting, Inc., a Delaware corporation and wholly owned subsidiary of marchFIRST, Inc., a Delaware corporation (collectively with marchFIRST, the "Debtors"), (X) is the maker of that certain loan agreement and unsecured promissory note in the amount of $12,000,000 in the favor of MSCI dated July 5, 2000, (Y) and Microsoft are parties to that certain Alliance Agreement dated as of April 1, 2000 and (Z) and desires to become a third-party beneficiary to Section 1.01 of the Agreement; and

        WHEREAS, the Parties desire to include the Debtors as third party beneficiaries to the Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AMENDMENT

        Section 9.09 of the Agreement is hereby amended and restated in full to read:

        "SECTION 9.09    Severability; Parties of Interest.    If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other Persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable. Nothing in this Agreement, express or implied, is intended to confer upon any Person not a party to this Agreement (other than the Debtors and their Affiliates with respect to Section 1.01 of this Agreement) any rights or remedies of any nature whatsoever under or by reason of this Agreement."

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on their behalf by their officers thereunto duly authorized, as of the date first above written.

MICROSOFT CORPORATION
By:
Name: Title:
MS CHANNEL INITIATIVES CORP.
By:
Name: Title
DIVINE, INC.
By:
Name: Jude Sullivan Title: Vice President
DIVINE/WHITTMAN-HART, INC.
By:
Name: Jude Sullivan Title: Vice President

QuickLinks

  EXHIBIT 10.15(d)
AMENDMENT